EXHIBIT 10.172

                    FIRST AMENDMENT TO THE LICENSE AGREEMENT

         This First Amendment is made by and between CBS Corporation, formerly Westinghouse Electric Corporation, a Pennsylvania corporation, having a place of business at 11 Stanwix Street, Pittsburgh, Pennsylvania, 15222-1384, (hereinafter "WESTINGHOUSE") and Catalina Lighting, Inc., a Florida corporation, having a place of business at 16191 N.W. 66th Avenue, Miami, Florida 33015 (hereinafter "LICENSEE").

         WHEREAS, WESTINGHOUSE and LICENSEE entered into a license agreement dated April 26, 1996 wherein WESTINGHOUSE granted LICENSEE certain license to use the famous WESTINGHOUSE trademarks (hereinafter "ORIGINAL AGREEMENT");

         WHEREAS, Westinghouse Electric Corporation changed its name to CBS Corporation on December 1, 1997; and

         WHEREAS, LICENSEE and WESTINGHOUSE desire to amend certain provisions of the ORIGINAL AGREEMENT while maintaining the remaining provisions thereof unchanged.

         NOW, THEREFORE, in consideration of the mutual promises made herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1.0 Exhibit A showing the trademarks licensed under the ORIGINAL AGREEMENT is attached hereto and made a part hereof.

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         2.0 LICENSEE hereby forever releases, terminates and discharges its right of first refusal on any license by WESTINGHOUSE for the Lighting Related Products - right of First Refusal set forth in Exhibit B of the ORIGINAL AGREEMENT.

         3.0 A new "Exhibit D" attached hereto and made a part hereof is hereby substituted for the Exhibit D of the ORIGINAL AGREEMENT.

         4.0 The reference to "Exhibit C" in Article 4 of the ORIGINAL AGREEMENT is hereby amended to be "Exhibit D" attached hereto.

         5.0 Article 9 "Term" of the ORIGINAL AGREEMENT is hereby deleted and replaced with the following:

             9. TERM.

             (a) The initial term of this agreement (the "Contract Period")
                 shall be for a period of approximately 78 months commencing as of April 1, 1996 and ending on September 30, 2002; provided, however, if Licensee fails to meet the minimum net shipments set forth on Exhibit D during years 4, 5 and 6, either party shall have the right to terminate this License Agreement.

             (b) WESTINGHOUSE hereby grants to Licensee the option to extend the term of this agreement for up to two (2) five (5) year periods (the "Extension Periods") commencing on September 30, 2002 unless sooner terminated. Such Extension Periods are subject to the same terms and conditions as provided herein. Such options to extend the term of this Agreement must be exercised by Licensee, if at all, by giving written notice to Westinghouse at least 90 days prior the expiration of the then preceding Contract or Extension Period.

         6.0 The notice address for WESTINGHOUSE in Article 12(e) of the ORIGINAL AGREEMENT is hereby amended to be:

             Attention:
             Office of General Counsel
             CBS Corporation
             11 Stanwix Street
             Pittsburgh, PA 15222-1384

         7.0 All other provisions of the ORIGINAL AGREEMENT remain as stated therein.

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         8.0 Upon execution by both parties the effective date of this First
Amendment shall be March 1, 1999.

         In WITNESS WHEREOF and intending to be legally bound, the parties hereto have caused these presents to be signed by their proper officers thereunto duly authorized.


CATALINA LIGHTING, INC.                        WITNESS:

By: /s/ ROBERT HERSH                           /s/ [ILLEGIBLE]
   -----------------------------------------       ---------------------------
        Robert Hersh
        Chairman and Chief Executive Officer


CBS CORPORATION                                WITNESS:

By: /s/ LOUIS J. BRISKMAN                      /s/ BARBARA PLECO
   -----------------------------------------       ---------------------------
        Louis J. Briskman
        Executive Vice President
        and General Counsel

Date: 3/29/99



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EXHIBIT A

         Circle W Logo Mark

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         Logotype

                       Westinghouse